UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2018

LIFE ON EARTH, INC.

(Exact name of Registrant as specified in its Charter)

Delaware	333-190788	46-2552550
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

575 Lexington Avenue, 4th Floor, New York, NY 10022
(Address of principal executive offices)

(646) 844-9897
(Registrant’s Telephone Number)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☑

Life on Earth, Inc. is referred to herein as “we” or “us”).

Item 1.01	Entry into a Material Definitive Agreement

Item 1.01 Entry into a Material Definitive Agreement

On August 2, 2018, we completed a Common Stock Purchase Agreement with The Chill Group, Inc. (“Chill Group”) and their shareholders (the “Sellers”) whereby we purchased 100% of the common stock of Just Chill pursuant to the following terms: (a) we paid the Sellers on a pro-rata basis 1,636,363 shares of our restricted common stock (the “1,636,363 Shares), which shares are subject to a lockup and resale restriction agreement; (b) we are required to pay to the Sellers on a pro-rata basis an additional aggregate of 1,090,909 of our restricted common stock shares if and when the Just Chill Brand generates $900,000 in gross revenues, in a twelve month period; (c) we are required to pay an additional $500,000 in our restricted common stock shares if and when the Just Chill Brand generates $3,000,000 in gross revenues, in a twelve month period; (d) we are required to pay an additional $500,000 in our restricted common stock shares if and when the Just Chill Brand generates $5,000,000 in gross revenues, in a twelve month period; (e) we assume a maximum of $65,000 of JCG’s current debt/liabilities as of and immediately following the closing of the Transaction; (f) we will enter into an Advisory Agreement with Max Baumann providing that Mr. Baumann will introduce strategic partners in investments, marketing, and other strategic alliances; (g) we will issue the Sellers on pro-rata basis according to their respective ownership, $850,000 of Two Year Warrants priced at $0.85; (h) upon Closing, Fernando “Oswaldo” Leonzo, or our designated representative will be appointed President of Chill Group; (i) the 1,636,363 Shares will be issued to the Sellers 12 months after the closing; (j) if after 12 months after the Sellers holding in the aggregate 1,636,363 Shares and if the price of the Shares is trading below $0.30, we will issue the Sellers additional shares equal to the purchase price with a floor price of $0.20; (k) we will engage Basemakers, a marketing and merchandising service company owned by Max Baumann, to represent all of our Portfolio Brands for a two year discount(discount TBD).

Item 9.01          Financial Statements and Exhibits

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFE ON EARTH, INC.

Date: August 7, 2018	By:	/s/ Fernando Oswaldo Leonzo
Fernando Oswaldo Leonzo
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Common Stock Purchase Agreement
10.2	Lockup and Resale Restriction Agreement
99.1	Press Release, dated August 7, 2017